LORD ABBETT SECURITIES TRUST

Lord Abbett Micro Cap Value Fund

Lord Abbett Value Opportunities Fund

Supplement dated October 5, 2018 to the

Prospectus dated March 1, 2018, as supplemented

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 92 of the prospectus:

Portfolio Managers/Title	Member of the Investment Management Team Since
Eli Rabinowich, Portfolio Manager	2018
John C. Hardy, Portfolio Manager	2018

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 101 of the prospectus:

Portfolio Managers/Title	Member of the Investment Management Team Since
Eli Rabinowich, Portfolio Manager	2018
John C. Hardy, Portfolio Manager	2018

The following paragraph replaces the third paragraph under “Management and Organization of the Funds – Portfolio Managers” on page 179 of the prospectus:

Micro Cap Value Fund and Value Opportunities Fund. Eli Rabinowich, Portfolio Manager, heads the Fund’s team. Mr. Rabinowich joined Lord Abbett in 2018 and has been a member of the Fund’s team since 2018. Mr. Rabinowich was formerly a Portfolio Manager, Partner, and Analyst at Pzena Investment Management from 2004-2018. Assisting Mr. Rabinowich is John C. Hardy, Portfolio Manager. Mr. Hardy joined Lord Abbett in 2011 and has been a member of the Fund’s team since 2018. Messrs. Rabinowich and Hardy are jointly and primarily responsible for the day-to-day management of the Fund.

Please retain this document for your future reference.